                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION


           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )


         Filed by the registrant \X\
         Filed by a party other than the registrant \  \

         Check the appropriate box:
         \  \     Preliminary proxy statement        \  \     Confidential, for use of the
                                                              Commission only (as permitted by
                                                              Rule 14a-6(e)(2))
         \X\      Definitive proxy statement

         \  \     Definitive additional materials

         \  \     Soliciting material under Rule 14a-12

                                VerticalNet, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

         Payment of filing fee (check the appropriate box):

         \X\  No fee required.

         \ \ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1)  Title of each class of securities to which transaction applies:

              ------------------------------------------------------------------

         (2)  Aggregate number of securities to which transaction applies:

              ------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

              ------------------------------------------------------------------

         (4)  Proposed maximum aggregate value of transaction:

              ------------------------------------------------------------------

         (5)  Total fee paid:

              ------------------------------------------------------------------

         \ \  Fee paid previously with preliminary materials.

         \ \ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)  Amount previously paid:

              ------------------------------------------------------------------

         (2)  Form, schedule or registration statement no.:

              ------------------------------------------------------------------

         (3)  Filing party:

              ------------------------------------------------------------------

         (4)  Date filed:

              ------------------------------------------------------------------

                               [VerticalNet logo]

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 15, 2001
                            ------------------------

To the Shareholders of VerticalNet, Inc.:

     The 2001 annual meeting of shareholders of VerticalNet, Inc. will be held at Williamson Restaurant, 500 Blair Mill Road, Horsham, Pennsylvania on Tuesday, May 15, 2001, beginning at 9:00 a.m. local time. At the meeting, shareholders will be asked to act on the following matters:

     (1) Election of two directors; and

     (2) Any other matters that properly come before the meeting.

     All holders of record of shares of VerticalNet's common stock at the close of business on March 16, 2001 are entitled to vote at the meeting and any postponements or adjournments of the meeting.

YOUR VOTE IS IMPORTANT. PLEASE READ THE PROXY STATEMENT AND THE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD AND THEN VOTE EITHER BY MAIL BY COMPLETING THE PROXY CARD AND RETURNING IT OR BY INTERNET OR TELEPHONE BY FOLLOWING THE VOTING INSTRUCTIONS ON THE PROXY CARD.

                                          By order of the Board of Directors,

                                          /s/ James W. McKenzie, Jr.
                                          JAMES W. MCKENZIE, JR.
                                          Executive Vice President, General
                                          Counsel
                                          and Secretary

April 12, 2001
Horsham, Pennsylvania

                               [VerticalNet logo]

                                700 DRESHER ROAD
                          HORSHAM, PENNSYLVANIA 19044
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

     This proxy statement contains information related to the annual meeting of shareholders of VerticalNet, Inc. to be held on Tuesday, May 15, 2001, beginning at 9:00 a.m. local time, at Williamson Restaurant, 500 Blair Mill Road, Horsham, Pennsylvania and any postponements or adjournments thereof. These proxy materials were first mailed to shareholders on or about April 12, 2001.

     Unless otherwise indicated, VerticalNet, Inc. is referred to in this proxy statement as "VerticalNet," "we," "us" and through other similar expressions, whereas holders of VerticalNet's common stock are referred to in this proxy statement as "shareholders," "you," "I" and through other similar expressions. Share numbers and share prices provided in this proxy statement have been adjusted to reflect two separate two-for-one stock splits, the first of which was effected on August 20, 1999 and the second of which was effected on March 31, 2000.

                               ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

     At the annual meeting, shareholders will act upon the matters listed in the Notice of Annual Meeting, which include the election of directors and any other matters that properly come before the meeting. In addition, members of VerticalNet's management team will report on VerticalNet's performance during its 2000 fiscal year and respond to questions from shareholders.

WHO CAN VOTE AT THE MEETING?

     All shareholders of record at the close of business on March 16, 2001, the "record date," are entitled to vote at the meeting and any postponements or adjournments of the meeting.

WHAT ARE THE VOTING RIGHTS OF THE SHAREHOLDERS?

     Each outstanding share of VerticalNet's common stock will be entitled to one vote on each matter to be voted upon at the meeting.

WHO CAN ATTEND THE MEETING?

     All shareholders as of the record date, or their duly appointed proxies, may attend the meeting. Each shareholder and duly appointed proxy will be asked to present valid picture identification, such as a driver's license or passport, before they are allowed to enter the meeting. If you hold your shares directly in your name, you or your duly appointed proxy must also bring the admission ticket attached to the proxy card sent to you. If you hold your shares through a broker or other nominee, you or your duly appointed proxy must also bring a copy of a brokerage statement reflecting your stock ownership as of the record date. Everyone must check in at the registration desk at the meeting.

     If you plan to attend the annual meeting, registering in advance will expedite your entry into the meeting. If you hold your VerticalNet shares directly in your name, you may pre-register by following the instructions for pre-registration on the top portion of the proxy card sent to you. If you hold your VerticalNet shares through a broker or other nominee, you may send a request for pre-registration to: VerticalNet Annual Meeting Pre-Registration, VerticalNet, Inc., 700 Dresher Road, Horsham, Pennsylvania 19044. Your request should include the following information:

     - Your name and complete mailing address

     - If you have appointed a proxy to attend the meeting on your behalf, the name of that proxy

     - A copy of a brokerage statement reflecting your stock ownership as of the record date

PLEASE NOTE THAT, EVEN IF YOU REGISTER IN ADVANCE, VALID PICTURE IDENTIFICATION AND EITHER AN ADMISSION TICKET OR A COPY OF YOUR BROKERAGE STATEMENT WILL STILL BE REQUIRED FOR ADMISSION TO THE MEETING. ADDITIONALLY, ANY PROXY YOU APPOINT MUST ALSO PRESENT LEGALLY SUFFICIENT EVIDENCE OF THEIR APPOINTMENT IN ORDER TO GAIN ADMISSION TO THE MEETING.

     In some instances, we may allow members of shareholders' immediate families to attend the annual meeting. However, space at the annual meeting is limited, so we reserve the right to restrict the number of attendees in our discretion.

HOW DO I VOTE?

     You may attend the annual meeting and vote in person. Alternatively, you may vote your shares by proxy:

     - By mail

     - By telephone

     - Via the Internet

     To vote by mail, simply mark, sign and date your proxy card and return it in the postage-paid envelope provided. The enclosed proxy card contains instructions for telephone or Internet voting, which is available to shareholders 24 hours a day, 7 days a week until approximately noon, Horsham, Pennsylvania time, on May 14, 2001.

     Please note that if your shares are held in "street name" and you want to vote in person at the meeting, you must obtain a legal proxy from your broker or nominee and bring that proxy to the meeting, together with a copy of a brokerage statement reflecting your stock ownership as of the record date. VerticalNet will be unable to accept a vote from you at the meeting without that legal proxy.

     Please also note that, by casting your vote by proxy in any of the three ways listed above, you are authorizing the individuals listed on the proxy card to vote your shares in accordance with your instructions.

WHAT IF I DO NOT INDICATE MY PREFERENCE ON MY PROXY CARD?

     If you do not indicate how you would like your shares to be voted for a particular nominee for director, your shares will be voted FOR the election of the nominee. If you "withhold" your vote for a particular nominee for director, your shares will not be voted with respect to that particular nominee. As to other matters as may properly come before the meeting (or any adjournments or postponements thereof), the proxy holders will vote as recommended by the board of directors. If no such recommendation is made, the proxy holders will be authorized to vote upon such matters in their own discretion.

HOW CAN I CHANGE MY VOTE AFTER I SUBMIT MY PROXY?

     If you hold VerticalNet shares in your name, you may change your vote at any time before the proxy is exercised by filing with the Secretary of VerticalNet either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders as to your previously submitted proxy will be suspended if you attend the meeting in person and request to recast your vote. Attendance at the meeting will not, by itself, revoke a previously granted proxy.

     If you hold your shares through a broker or other nominee and wish to change your vote, you must contact your broker or nominee for instructions on how to do so. Please note, however, that if you hold your shares through a broker or other nominee and wish to vote at the annual meeting, you must obtain a legal proxy from that broker or nominee authorizing you to vote at the meeting. We will be unable to accept a vote from you at the meeting without that proxy.

WHAT CONSTITUTES A QUORUM?

     As of the record date, VerticalNet had 97,421,062 shares of its common stock outstanding. The presence at the meeting, in person or by proxy, of the holders entitled to cast at least a majority of votes which all shareholders are entitled to cast as of the record date will constitute a quorum. Broker non-votes, abstentions and votes withheld count as shares present at the meeting for purposes of a quorum.

WHAT ARE THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS?

     Unless you instruct otherwise on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the board of directors. The board recommends a vote FOR the election of the nominated slate of directors.

     The proxy holders will vote as recommended by the board of directors with respect to any other matter that properly comes before the meeting. If no recommendation is given by the board of directors on any such matter, the proxy holders will vote in their own discretion.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

     ELECTION OF DIRECTORS. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

     OTHER PROPOSALS. For each other proposal that may be properly brought before the meeting, the affirmative vote of a majority of the votes cast by all shareholders entitled to vote for the proposal will be required for approval.

     If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. If you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in the voting results. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum. Accordingly, broker non-votes will not be counted toward a nominee's total of affirmative votes in the election of directors and will have no effect on the approval of the other proposals.

IS MY VOTE CONFIDENTIAL?

     Yes. Proxy cards, ballots and voting tabulations that identify shareholders are kept confidential except in certain circumstances where it is important to protect the interests of VerticalNet and its shareholders.

WHO IS CONDUCTING THE PROXY SOLICITATION AND HOW MUCH WILL IT COST?

     VerticalNet is soliciting the proxies and will bear the cost of the solicitation. VerticalNet may ask its officers and other employees, without compensation other than their regular compensation, to solicit proxies by further mailing or personal conversations, or by telephone, facsimile or electronic means. VerticalNet will also, if asked, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of VerticalNet's common stock.

CAN I GET ELECTRONIC ACCESS TO VERTICALNET'S PROXY STATEMENT AND ANNUAL REPORT?

     This proxy statement and VerticalNet's Annual Report on Form 10-K for the year ended December 31, 2000, which has previously been filed with the Securities and Exchange Commission, are available via the "Investors" pages of VerticalNet's Internet site at http://www.verticalnet.com.

     Most shareholders can elect to view future proxy statements and annual reports over the Internet instead of receiving paper copies in the mail, which would help VerticalNet save money. You may elect this option as follows:

     - If you hold your VerticalNet shares directly in your name and will be voting by telephone or via the Internet, you may elect this option by following the instructions provided when voting. You will need to refer to your account number, which can be found at the top of your proxy card.

     - If you hold your VerticalNet shares through a broker or other nominee, please refer to the information provided by your broker or nominee for instructions on how to elect this option.

If you elect this option, you will receive an e-mail message next year with instructions containing the Internet address where you can access VerticalNet's proxy statement and annual report. Your choice will remain in effect until you notify VerticalNet in writing that you wish to receive paper copies in the mail rather than access these materials electronically. To find out more information about electing this option, please call VerticalNet Investor Relations at 215-315-3367.

                    PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

     The board of directors is currently divided into three classes, two of which consist of two members while the third consists of three members. Each class has a three-year term. The classes expire in successive years.

     The current term of office of directors in Class II expires at the 2001 annual meeting. The board of directors proposes that the nominees identified below, all of whom are currently serving as Class II directors, be re-elected for a new three-year term expiring in 2004 and until their successors are duly elected and qualified.

     Each of the nominees has consented to serve a three-year term. If any of them become unavailable to serve as a director prior to the annual meeting, the board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the board.

 THE BOARD RECOMMENDS THAT YOU VOTE FOR EACH OF THE FOLLOWING CLASS II DIRECTOR
                                   NOMINEES.

     JEFFREY C. BALLOWE, 45, has served as a director since July 1998. Mr. Ballowe retired at the end of 1998 from Ziff-Davis, Inc. ("ZD"). Upon his retirement, he was President, Interactive Media and Development Group, in charge of ZD's Internet publications, ZDNet, ZDTV (now Tech TV) and all development at ZD. During his 11 years with ZD, he held a number of corporate posts in which he was responsible for establishing ZD's European operations, managing its largest magazine group, launching five Internet publications, creating ZDNet on the Web and launching ZDTV. He also spearheaded ZD's and Softbank's initial investments in Yahoo!, Inc., USWeb, Gamespot and Herring Communications. Currently, Mr. Ballowe also serves as a director of Jupiter Media Metrix, NBCi and Onvia.com. He is on the advisory boards of Internet Capital Group, Inc., ShopEaze.com and ITsquare.com. He is the co-founder and President of the not-for-profit

Electronic Literature Organization. He received an MBA from the University of Chicago, an M.A. in French from the University of Wisconsin-Madison and a B.A. from Lawrence University.

     MICHAEL J. HAGAN, 38, co-founded VerticalNet in 1995 and has served as President and Chief Executive Officer since January 2001. He has served as a director since 1995. Since its founding, Mr. Hagan has held various executive positions at VerticalNet, including Executive Vice President and Chief Operating Officer immediately before becoming President and Chief Executive Officer. Prior to founding VerticalNet, Mr. Hagan was Vice President and Senior Manager at Merrill Lynch Asset Management from 1990 to 1995. He served at Merrill Lynch in the areas of finance, technology and accounting. Prior to that time, Mr. Hagan worked for Bristol Myers Squibb from 1988 to 1990. Mr. Hagan received a B.S. from St. Joseph's University and is a Certified Public Accountant.

INCUMBENT DIRECTORS

     The following persons are serving as Class I directors, whose terms expire in 2003:

     WALTER W. BUCKLEY, III, 41, has served as a director since 1996. Mr. Buckley is co-founder, President, Chief Executive Officer and a director of Internet Capital Group, Inc. Prior to joining Internet Capital Group, Mr. Buckley was Vice President of Acquisitions for Safeguard Scientifics, Inc. between 1991 and 1996. Mr. Buckley directed many of Safeguard's investments and was also responsible for developing and executing Safeguard's multi-media and Internet investment strategies. Before Safeguard, Mr. Buckley was the President and co-founder of Centralized Management Systems, Inc., a medical supply company, which he sold in 1987. Mr. Buckley is also a member of the board of directors of Breakaway Solutions, Inc. and Safeguard Scientifics. Mr. Buckley received his B.A. from the University of North Carolina, Chapel Hill.

     SATYA NADELLA, 33, has served as a director since October 2000. Since June 2000, Mr. Nadella has been Vice President, Microsoft bCentral, at Microsoft Corporation. Prior to being appointed vice president, he held a variety of marketing, product development and general management positions with Microsoft. Mr. Nadella is Microsoft's nominee to the board of directors. See "Certain Relationships and Related Transactions."

     The following persons are serving as Class III directors, whose terms expire in 2002:

     MARK L. WALSH, 45, has served as Chairman of the board of directors since July 2000. Mr. Walsh has served as a director since August 1997 and served as President and Chief Executive Officer from August 1997 to July 2000. Prior to joining VerticalNet, he was a Senior Vice President and corporate officer at America Online, Inc. from 1995 to 1997. He founded and managed AOL Enterprise, the business-to-business division of AOL. Prior to his position with AOL, Mr. Walsh was the President of GEnie, General Electric's online service from 1994 to 1995. He also was the President of Information Kinetics, Inc., a venture capital backed interactive information company focusing on the recruitment and classified advertising market from 1993 to 1994. He received his MBA from Harvard Business School and B.A. from Union College.

     DOUGLAS A. ALEXANDER, 39, has served as a director since September 1996 and has served as Vice-Chairman of the board of directors since July 2000. He was Chairman of the board of directors from 1997 to July 2000. Mr. Alexander is a Managing Director of Internet Capital Group, Inc. and the former President and Chief Executive Officer of ICG Europe. He co-founded Reality Online, Inc. in 1986 and later sold it to Reuters in 1994. Mr. Alexander continued to serve as President and Chief Executive Officer of Reality Online after its acquisition until September 1997. Reality Online developed financial planning tools and online services aimed at the individual investor and then later became a provider of Internet solutions to the retail brokerage industry. Prior to co-founding Reality Online, Mr. Alexander was a partner with Strategic Management Group, a corporate training firm. Mr. Alexander is a director of eMerge Interactive, Inc. Mr. Alexander received a B.S. in Engineering from the University of Pennsylvania and B.S. in Economics from the Wharton School of Business, University of Pennsylvania.

     HOWARD D. ROSS, 48, has served as a director since June 2000. Mr. Ross is a founding partner of LLR Equity Partners, L.P. Prior to founding LLR Equity Partners, he spent 26 years with Arthur Andersen LLP and served as partner in charge of Arthur Andersen's Growth Company Practice in the mid-Atlantic region.

Mr. Ross received a B.S. in Economics from the Wharton School of Business, University of Pennsylvania, and is a Certified Public Accountant.

COMPENSATION OF DIRECTORS

     VerticalNet does not pay its directors cash compensation. However, they are reimbursed for expenses they incur in attending meetings. Additionally, independent directors are eligible to receive options to purchase VerticalNet common stock, including initial grants of 50,000 options upon their appointment to the board. In fiscal 2000, Messrs. Ross and Ballowe were granted 50,000 and 100,000 stock options, respectively.

BOARD MEETINGS DURING FISCAL 2000

     The board of directors met 16 times during fiscal 2000. Five of the meetings were regular meetings and the other 11 were special meetings. Each director attended more than 75% of the total number of meetings of the board and committees on which he served.

COMMITTEES OF THE BOARD OF DIRECTORS

     The board of directors has the following standing committees:

     COMPENSATION COMMITTEE. The compensation committee is charged with reviewing VerticalNet's general compensation policies; reviewing, approving, recommending and administering VerticalNet's incentive compensation and stock option plans; and approving certain employment arrangements. In fiscal 2000, the compensation committee met three times. The compensation committee consists of Messrs. Ballowe and Ross.

     AUDIT COMMITTEE. The functions of the audit committee are to recommend the appointment of independent auditors; review the arrangements for and scope of the audit by independent auditors; review the audit report of the independent auditors; and perform other duties consistent with the audit committee's charter. In fiscal 2000, the audit committee met four times. The audit committee consists of Messrs. Ballowe and Ross.

REPORT OF THE AUDIT COMMITTEE

     The following report of the audit committee, as well as the report of the compensation committee and the performance graph included elsewhere in this proxy statement, do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing VerticalNet makes under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent VerticalNet specifically incorporates these reports or the performance graph by reference therein.

     The audit committee of the board of directors at December 31, 2000 consisted of, and currently consists of, Jeffrey C. Ballowe and Howard D. Ross. Walter W. Buckley, III and Leo J. Hindery, Jr. also served as members of the audit committee for portions of fiscal 2000. The audit committee's responsibilities are described in a written charter adopted by the board of directors, which is attached as Exhibit A to this proxy statement. Consistent with the new Nasdaq audit committee structure and membership requirements, the audit committee is currently comprised of independent directors.

     The audit committee reviewed and discussed VerticalNet's audited financial statements for the fiscal year ended December 31, 2000 with VerticalNet's management and with VerticalNet's independent auditors, KPMG LLP. In addition, the audit committee discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61. The audit committee also discussed with KPMG LLP the letter from KPMG LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and considered the compatability of the non-audit services provided by the auditors with the auditors' independence.

     Based on the audit committee's review of VerticalNet's audited financial statements and the review and discussions described in the immediately preceding paragraph of this report, the audit committee recommended to the board of directors that the audited financial statements for the fiscal year ended December 31, 2000 be included in VerticalNet's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                                          THE AUDIT COMMITTEE
                                          Jeffrey C. Ballowe
                                          Howard D. Ross

FISCAL 2000 AUDIT FIRM FEE SUMMARY

     The fees paid by VerticalNet to KPMG for the 2000 fiscal year were as follows:

     AUDIT FEES. The aggregate fees billed by KPMG LLP for professional services rendered for the audit of VerticalNet's annual financial statements for fiscal 2000 and the reviews of the financial statements included in VerticalNet's Quarterly Reports on Form 10-Q were $697,000.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. The aggregate fees billed by KPMG Consulting, Inc. for fiscal 2000 were $1,348,948.

     ALL OTHER FEES. The aggregate fees billed for services rendered by KPMG LLP, other than the fees discussed in the foregoing paragraphs, were $1,787,462, of which $474,776 related to tax services, $475,387 related to the sale of NECX.com LLC, $440,622 related to services provided in connection with other acquisitions, $291,299 related to filings with the Securities and Exchange Commission and technical research and $105,378 related to other services.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     KPMG LLP audited VerticalNet's financial statements for the fiscal year ended December 31, 2000. No auditor has been selected for the fiscal year ending December 31, 2001 as the board of directors, consistent with prior practice, will appoint an auditor for the current fiscal year prior to the commencement of the audit.

     One or more representatives of KPMG LLP are expected to attend the annual meeting to respond to appropriate questions. They will have an opportunity to make a statement if they so desire.

     The audit committee has considered the compatability of the non-audit services provided by KPMG in fiscal 2000 with the auditors' independence. Material non-audit services will be approved by the audit committee prior to the rendering of such services after due consideration of the effect of the performance thereof on the independence of the auditors.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

MICROSOFT'S DIRECTOR NOMINEE

     In April 2000, Microsoft Corporation made a $100.0 million equity investment in VerticalNet through the purchase of 100,000 shares of VerticalNet's Series A 6.00% convertible redeemable preferred stock, which are initially convertible into 1,151,080 shares of VerticalNet's common stock, and warrants entitling Microsoft to purchase 1,500,000 shares of VerticalNet's common stock at an exercise price of $69.50. Under the terms of this investment, Microsoft received registration rights and the right to nominate one member of VerticalNet's board of directors. Microsoft's right to designate one board nominee continues for so long as Microsoft and its affiliates own at least 25% of the shares of common stock that remain issued and outstanding following, or that are issuable upon, the conversion of the Series A preferred stock and that have not been sold pursuant to a registration statement or Rule 144 under the Securities Act of 1933, as amended. In October 2000, Satya Nadella, Microsoft's nominee, was named to VerticalNet's board of directors.

VERTICALNET EUROPE

     In June 2000, VerticalNet formed VerticalNet Europe B.V., a joint venture with British Telecommunications, plc (together with BT Overseas Investment B.V., its wholly-owned subsidiary, "BT") and Internet Capital Group. The joint venture was funded with 109.5 million Euros (approximately $114.7 million as of the closing date) from the three partners. VerticalNet contributed to VerticalNet Europe approximately $6.8 million in cash and intellectual property independently valued at approximately $120.0 million for the operation of e-marketplaces within Europe for a 56% ownership interest in VerticalNet Europe. Additionally, VerticalNet Europe and BT created VerticalNet UK Ltd. as part of the joint venture agreement.

     In December 2000, VerticalNet's ownership of VerticalNet Europe increased from 56% to approximately 72% when VerticalNet Europe redeemed some of its shares held by BT.

     In February 2001, VerticalNet's ownership of VerticalNet Europe increased to approximately 84% after VerticalNet Europe redeemed some of its shares held by Internet Capital Group and VerticalNet acquired shares of VerticalNet Europe from Internet Capital Group in exchange for approximately $2.3 million in cash.

     In March 2001, VerticalNet's ownership of VerticalNet Europe increased to approximately 90% after VerticalNet acquired shares of VerticalNet Europe from BT in exchange for 4,993,173 shares of VerticalNet's common stock and approximately $6.6 million in cash. The shares of common stock issued by VerticalNet were registered under VerticalNet's acquisition shelf registration statement.

     VerticalNet has entered into a put/call agreement with BT under which VerticalNet has the right to purchase BT's remaining investment in VerticalNet Europe at any time, and BT has the right to sell to VerticalNet BT's remaining investment in VerticalNet Europe at any time after March 2002.

     During the year ended December 31, 2000, VerticalNet entered into a commercial arrangement with BT under which VerticalNet recognized approximately $4.0 million in revenues. In a separate agreement, a BT affiliate agreed to license products of VerticalNet's VerticalNet Solutions business unit for distribution in selected regions worldwide.

INDEBTEDNESS OF MR. GALLI

     Since July 2000, VerticalNet has entered into several loan transactions with Mr. Galli related to his employment with VerticalNet. For a description of these transactions, please see the paragraphs describing Mr. Galli's compensation set forth in the Report of the Compensation Committee, which may be found in the section of this proxy statement entitled "Executive Compensation" and which are specifically incorporated herein by reference.

                                STOCK OWNERSHIP

     Except as set forth in the following table, VerticalNet knows of no single person or group that is the beneficial owner of more than 5% of VerticalNet's common stock. All amounts are as of March 15, 2001.

NAME AND ADDRESS                                              AMOUNT AND NATURE OF    PERCENT
OF BENEFICIAL OWNER                                           BENEFICIAL OWNERSHIP    OF CLASS
-------------------                                           --------------------    --------
Internet Capital Group, Inc. ...............................       25,318,644(1)        25.8%
435 Devon Park Drive, Bldg. 800
  Wayne, PA 19087
BT Overseas Investment B.V. ................................        4,903,173            5.0%
81 Newgate Street
  London, EC1A 7AJ, England

---------------
(1) Includes 478,624 shares of common stock issuable upon the conversion of warrants and 250,000 shares of common stock issuable upon the conversion of VerticalNet's 5 1/4% convertible subordinated debentures. Messrs. Alexander and Buckley disclaim beneficial ownership of all shares held by Internet Capital Group. Mr. Alexander is a Managing Director and Mr. Buckley is the President, Chief Executive Officer and a director of Internet Capital Group.

     The following table shows the amount of common stock of VerticalNet beneficially owned (unless otherwise indicated) by VerticalNet's directors, the executive officers of VerticalNet named in the Summary Compensation Table appearing later in this proxy statement and the directors and named executive officers of VerticalNet as a group. Except as otherwise indicated, all information is as of March 15, 2001.

                                                 AGGREGATE NUMBER OF         SHARES
                                                 SHARES BENEFICIALLY    ACQUIRABLE WITHIN    PERCENT OF
NAME                                                  OWNED(1)             60 DAYS(2)         CLASS(3)
----                                             -------------------    -----------------    ----------
Douglas A. Alexander...........................      25,106,846               757,000(4)        26.3%
Jeffrey C. Ballowe.............................          33,804               137,140              *
Walter W. Buckley, III.........................      24,641,612               728,624(4)        25.8%
Joseph Galli, Jr...............................               0                     0              *
Gene S. Godick.................................          76,519               107,775              *
Michael J. Hagan...............................       1,940,092               294,307            2.3%
David Kostman..................................             211                84,000              *
James W. McKenzie, Jr..........................           2,334               324,000              *
Satya Nadella..................................               0                     0              *
Howard D. Ross.................................               0                50,000              *
Mark L. Walsh..................................         526,070             1,123,486            1.7%
All directors and named executive officers as a
  group (11 persons)...........................      27,737,468             2,877,708(4)        30.5%

---------------
 * Represents less than 1% of VerticalNet's common stock outstanding and deemed outstanding pursuant to Rule 13d-1(d)(1) under the Securities Exchange Act of 1934.

(1) The number of shares shown includes shares that are individually or jointly owned, as well as shares over which the individual has either sole or shared investment or voting authority. Certain of VerticalNet's directors disclaim beneficial ownership of some of the shares included in the table, as follows:

        - Mr. Alexander -- 24,590,020 shares held by Internet Capital Group, for which Mr. Alexander serves as a Managing Director.

        - Mr. Buckley -- 24,590,020 shares by Internet Capital Group, for which Mr. Buckley serves as the President, Chief Executive Officer and a director.

(2) Unless otherwise noted, reflects the number of shares that could be purchased by exercise of options available at March 15, 2001 or within 60 days thereafter under VerticalNet's stock option plans.

(3) Based on 97,421,062 shares outstanding at March 15, 2001.

(4) Includes 478,624 shares of common stock issuable upon the conversion of warrants held by Internet Capital Group and 250,000 shares of common stock issuable upon the conversion of VerticalNet's 5 1/4% convertible subordinated debentures held by Internet Capital Group. Mr. Alexander serves as a Managing Director and Mr. Buckley serves as the President, Chief Executive Officer and a director of Internet Capital Group. Messrs. Alexander and Buckley each disclaim beneficial ownership of VerticalNet's warrants and debentures held by Internet Capital Group.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires officers, directors and holders of more than 10% of VerticalNet's common stock to file reports of ownership and changes of ownership with the Securities and Exchange Commission. To the best of VerticalNet's knowledge, the reports for all officers, directors and holders of more than 10% of VerticalNet's common stock were timely filed during fiscal 2000 except for the following: Joseph Galli, Jr. filed a Form 3 Initial Statement of Beneficial Ownership of Securities on August 8, 2000 and a Form 4 Statement of Change in Beneficial Ownership for the month of July 2000 on August 24, 2000; Satya Nadella filed a Form 3 Initial Statement of Beneficial Ownership of Securities on December 18, 2000; and Leo J. Hindery, Jr. filed a Form 3 Initial Statement of Beneficial Ownership of Securities on May 2, 2000.

                             EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION COMMITTEE

     The compensation committee of the board of directors, which reviews VerticalNet's general compensation policies and approves incentive compensation and stock option plans, has furnished the following report on executive compensation for fiscal 2000.

WHAT IS VERTICALNET'S PHILOSOPHY OF EXECUTIVE OFFICER COMPENSATION?

     VerticalNet's philosophy of executive officer compensation is designed to align the interests of executive officers with the short- and long-term interests of VerticalNet shareholders. Towards that goal, the compensation program for executives consists of three key elements:

     - a base salary;

     - a performance-based annual bonus; and

     - periodic grants of stock options.

     The compensation committee believes that this approach best serves the interests of VerticalNet and its shareholders. VerticalNet operates in a competitive environment, so the compensation committee must ensure that executive officers are compensated in a way that advances both the short- and long-term interests of shareholders. Under this approach, a significant portion of an executive officer's total compensation is tied to performance -- namely, the annual bonus and stock options. The variable annual bonus permits individual performance to be recognized on an annual basis, and is based, in significant part, on an evaluation of the contribution made by the executive officer to VerticalNet's performance. Stock options relate a significant portion of long-term remuneration directly to stock price appreciation realized by VerticalNet's shareholders.

     BASE SALARY: Base salaries for VerticalNet's executive officers, as well as changes in such salaries, are determined after considering numerous factors including:

     - competitive salaries;

     - the nature of the officer's position and its subjective importance to VerticalNet's success;

     - level of experience;

     - expected amount of individual responsibility; and

     - general market conditions.

     ANNUAL BONUS: Annual bonuses for fiscal 2000 were paid to the executive officers of VerticalNet based on the achievement of objective goals pertaining to financial and operating targets, as well as subjective goals relating to targets for areas of responsibility. The bonus plan weighs the objective goals more heavily than the subjective targets. During 2000, VerticalNet's executive officers met the goals that the compensation committee set for the year. The compensation committee reevaluates the performance targets each year to reflect VerticalNet's goals for the coming year.

     STOCK OPTIONS: The compensation committee has utilized stock options to motivate and retain executive officers. The compensation committee believes that this form of compensation closely aligns the officers' interests with those of shareholders and provides an incentive to building long-term shareholder value. Options are typically granted annually and are subject to vesting provisions to encourage executive officers to remain employed with VerticalNet. Each executive officer receives stock options based upon that officer's relative position, responsibilities and his or her anticipated performance and responsibilities. Additionally, the compensation committee reviews the prior level of grants to the executive officers and to other members of senior management, including the number of shares that continue to be subject to vesting under outstanding options, in setting the level of options to be granted to the executive officers. Except under extraordinary circumstances, stock options are granted at the market price on the date of grant and provide value only if the price of VerticalNet's common stock is over the exercise price on the date of exercise.

HOW WERE THE CHIEF EXECUTIVE OFFICERS COMPENSATED?

     Mr. Walsh was President and Chief Executive Officer through July 2000. As President and Chief Executive Officer, Mr. Walsh was compensated pursuant to an employment agreement entered into in August 1997. The agreement, which has no term, provides for a minimum base salary of $200,000 and a bonus of up to $100,000, based on performance objectives established at the sole discretion of the compensation committee. For fiscal 2000, the compensation committee increased Mr. Walsh's salary to $300,000. In reviewing Mr. Walsh's employment arrangement, the compensation committee considered the factors discussed above. The compensation committee did not award Mr. Walsh a bonus for fiscal 2000 at his request, but authorized the issuance of 400,000 stock options to Mr. Walsh in 2000. These options were granted in January 2000. Mr. Walsh voluntarily surrendered them for cancellation in December 2000.

     Mr. Galli was President and Chief Executive Officer from July 2000 through the end of the year. Mr. Galli's compensation was negotiated in connection with his hiring as VerticalNet's President and Chief Executive Officer. In negotiating Mr. Galli's employment arrangement, the entire board of directors considered the factors discussed above.

     VerticalNet hired Mr. Galli at a base salary of $250,000 and granted 3.0 million stock options to Mr. Galli at an exercise price of $35.675, which was $7.00 below the closing per share price on the date of grant. All of Mr. Galli's options expired unvested upon his resignation at year end. Additionally, VerticalNet advanced $4.0 million to Mr. Galli upon the commencement of his employment with VerticalNet in the form of a non-interest bearing loan until September 1, 2000, at which time VerticalNet cancelled the note as a $4.0 million hiring bonus to Mr. Galli. In addition, on September 1, 2000, VerticalNet loaned him approximately $1.4 million under a note bearing interest at 6.5% per annum with a term expiring on November 10, 2000, on which date he repaid in full all principal and accrued interest on the note. On December 29, 2000, as part of Mr. Galli's separation from VerticalNet, Mr. Galli and VerticalNet agreed that he would repay $2.3 million of the $4.0 million hiring bonus pursuant to a $2.3 million promissory note payable to VerticalNet bearing interest at 6.5% per annum, with $2.0 million in principal and accrued interest due on June 30, 2001 and the remaining principal amount of $0.3 million and accrued interest due on June 1, 2002.

HOW IS VERTICALNET ADDRESSING INTERNAL REVENUE CODE LIMITS ON DEDUCTIBILITY OF COMPENSATION?

     Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public corporations for compensation over $1,000,000 paid for any fiscal year to the individuals named in the Summary Compensation Table. However, the statute exempts qualifying performance-based compensation from the deduction limit if certain requirements are met. The compensation committee currently intends to structure performance-based compensation, including stock option grants and annual bonuses, to executive officers who may be subject to Section 162(m) in a manner that satisfies those requirements.

     The compensation committee reserves the authority to award non-deductible compensation as it may deem appropriate. Because of uncertainty surrounding the interpretation of Section 162(m), the committee can give no assurance, notwithstanding VerticalNet's efforts, that compensation intended to satisfy the requirements for deductibility under Section 162(m) will in fact do so.

                                          THE COMPENSATION COMMITTEE
                                          Jeffrey C. Ballowe
                                          Howard D. Ross

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The compensation committee makes all compensation decisions. With the exception of Douglas A. Alexander, who served on the compensation committee between June 1998 and April 2000, Messrs. Ballowe and Ross have served as the only members of the compensation committee during fiscal 2000. None of the executive officers, directors or compensation committee members presently serve, or in the past served, on the compensation committee of any other company whose directors or executive officers served on our compensation committee.

EMPLOYMENT AGREEMENTS

     Under an employment letter dated August 1997, which has no term, Mr. Walsh is entitled to a severance payment equal to one year of his base salary if his employment with VerticalNet is terminated for any reason other than for cause. Internet Capital Group has guaranteed up to $200,000 of any such severance payment.

SUMMARY COMPENSATION TABLE

     The following table sets forth information concerning total compensation earned or paid to all individuals serving as VerticalNet's chief executive officer during the 2000 fiscal year, as well as the four other most highly compensated executive officers of VerticalNet who served in such capacities as of December 31, 2000 (the "named executive officers"), for services rendered to VerticalNet during each of the last three fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                                          LONG-TERM
                                                                         COMPENSATION
                                                       ANNUAL            ------------
                                                    COMPENSATION            NUMBER
                                               ----------------------      OF STOCK
                                   FISCAL       ANNUAL                     OPTIONS        ALL OTHER
NAME AND PRINCIPAL POSITIONS(1)     YEAR        SALARY       BONUS         GRANTED       COMPENSATION
-------------------------------    ------      --------    ----------    ------------    ------------
Mark L. Walsh....................   2000       $300,000    $        0       400,000(2)      $  --
  President and Chief Executive     1999        200,000       100,000             0            --
  Officer                           1998        233,333       100,000     1,712,044            --
Joseph Galli, Jr. ...............   2000(3)    $104,166    $1,700,000     3,000,000         $  --
  President and Chief Executive
  Officer
Michael J. Hagan.................   2000       $212,500    $   90,000       400,000(2)      $  --
  Executive Vice President and      1999        125,000        50,000       100,000            --
  Chief Operating Officer           1998        112,916        25,000       307,692            --
Gene S. Godick...................   2000       $207,500    $  100,000             0         $  --
  Executive Vice President and      1999        148,352        60,000       198,000            --
  Chief Financial Officer           1998(4)      67,882        27,000       307,692            --
James W. McKenzie, Jr. ..........   2000(5)    $183,333    $  125,000       580,000         $  --
  Senior Vice President, General
  Counsel and Secretary
David Kostman....................   2000(6)    $119,318    $   75,000       300,000         $  --
  President, VerticalNet
     International

---------------
(1) The positions held by certain of the named executive officers have changed as follows:

        - Mr. Walsh resigned as President and Chief Executive Officer in July 2000. Mr. Walsh currently serves as Chairman of the board of directors.

        - Mr. Hagan currently serves as President and Chief Executive Officer.

        - Mr. McKenzie currently serves as Executive Vice President, General Counsel and Secretary.

        - Mr. Kostman currently serves as President, VerticalNet International and Chief Operating Officer, VerticalNet Markets.

(2) In December 2000, Messrs. Walsh and Hagan voluntarily surrendered their respective stock options granted to them in fiscal 2000.

(3) Mr. Galli commenced employment as President and Chief Executive Officer in July 2000 and resigned in December 2000.

(4) Mr. Godick commenced employment in June 1998.

(5) Mr. McKenzie commenced employment in January 2000.

(6) Mr. Kostman commenced employment in July 2000.

OPTION GRANTS IN LAST FISCAL YEAR

     The table below shows information about stock options granted during fiscal 2000 to each of the named executive officers:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                               INDIVIDUAL GRANTS
                         -------------------------------------------------------------    POTENTIAL REALIZABLE VALUE
                           NUMBER                                                           AT ASSUMED ANNUAL RATE
                             OF                                                                    OF STOCK
                         SECURITIES    % OF TOTAL                                             PRICE APPRECIATION
                         UNDERLYING     OPTIONS                                               FOR OPTION TERM(2)
                          OPTIONS      GRANTED TO    EXERCISE PRICE                       --------------------------
NAME                     GRANTED(1)    EMPLOYEES       PER SHARE       EXPIRATION DATE        5%             10%
----                     ----------    ----------    --------------    ---------------    -----------    -----------
Mark L. Walsh..........    400,000(3)     1.99           $67.50                 N/A(3)            N/A(3)         N/A(3)
Joseph Galli, Jr. .....  3,000,000(4)    14.92            35.68(5)              N/A(4)            N/A(4)         N/A(4)
Michael J. Hagan.......    400,000(3)     1.99            67.50                 N/A(3)            N/A(3)         N/A(3)
Gene S. Godick.........          0        0.00              N/A                 N/A               N/A            N/A
James W. McKenzie,
  Jr. .................    400,000(6)     1.99            67.50          01/05/2010       $16,980,155    $43,031,046
                            20,000(7)     0.10            28.00          04/13/2010           352,181        892,496
                           160,000(8)     0.80            29.19          05/25/2010         2,937,190      7,443,415
David Kostman..........    300,000(6)     1.49            29.19          05/25/2010         5,507,230     13,956,402

---------------
(1) Unless otherwise noted, 28% of the grant vests on the first anniversary of the date of grant and 2% of the grant vests each month thereafter for the next 36 months. The grant will be fully vested 48 months from the grant date, assuming the individual remains an employee.

(2) These columns show gains that may exist for the respective options, assuming that the market price for the common stock appreciates from the date of grant over a period of 10 years at annual rates of growth of 5% and 10%, respectively. These rates of growth are mandated by rules of the Securities and Exchange Commission. There can be no assurance that the actual stock price appreciation over the 10-year option term will be at the assumed 5% and 10% levels or at any other defined level. If the market price of the common stock does not appreciate over the option term, no value will be realized from the option grants.

(3) In December 2000, Messrs. Walsh and Hagan voluntarily surrendered their respective stock options granted to them in fiscal 2000.

(4) Mr. Galli's options expired unvested upon his resignation in December 2000.

(5) The exercise price of Mr. Galli's options was $7.00 below the closing share price on the date of grant.

(6) 28% of the grant vests on the six-month anniversary of the date of grant and 2% of the grant vests each month after the first anniversary of the date of grant for 36 months thereafter. The grant will be fully vested 48 months from the grant date, assuming the individual remains an employee.

(7) Fully vested upon grant.

(8) 50% of the grant vested on November 1, 2000 and the remaining 50% of the grant vested on February 1, 2001.

OPTION EXERCISES AND VALUES FOR FISCAL 2000

     The table below sets forth information with respect to option exercises during fiscal 2000 by each of the named executive officers and the status of their options at December 31, 2000:

                 AGGREGATED OPTION EXERCISES DURING FISCAL 2000
                                      AND
                       OPTION VALUES ON DECEMBER 31, 2000

                             NUMBER OF                                                      VALUE OF UNEXERCISED IN-THE-
                              SHARES                             NUMBER OF UNEXERCISED            MONEY OPTIONS AT
                           ACQUIRED UPON                          OPTIONS AT 12/31/00               12/31/00(2)
                            EXERCISE OF     VALUE REALIZED    ---------------------------   ----------------------------
NAME                          OPTIONS      UPON EXERCISE(1)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
----                       -------------   ----------------   -----------   -------------   ------------   -------------
Mark L. Walsh............     924,800        $61,617,526       1,160,788        573,224     $  7,308,907    $ 3,537,533
Joseph Galli, Jr.(3).....           0                  0               0              0                0              0
Michael J. Hagan.........           0                  0         259,691        148,001        1,470,030        516,506
Gene S. Godick...........      63,844          4,692,178         106,438        245,410          258,414        664,482
James W. McKenzie,
  Jr. ...................           0                  0         212,000        368,000                0              0
David Kostman............           0                  0          84,000        216,000                0              0

---------------
(1) Represents the difference between the market price on the exercise date and the exercise price, multiplied by the number of options exercised. Does not necessarily reflect the value received if the individual sells the shares acquired by the option exercise, since the market price of the shares at the time of sale may be higher or lower than the market price on the date of exercise.

(2) Represents the difference between the year-end stock price and the exercise price associated with each option, multiplied by the number of shares underlying the options.

(3) In July 2000, Mr. Galli was granted 3.0 million options. Mr. Galli's options expired unvested upon his resignation in December 2000.

                            STOCK PERFORMANCE GRAPH

     The graph below compares the cumulative total return of VerticalNet's common stock with that of the Nasdaq Composite Index and The Street.com Internet Index from February 11, 1999 (the date VerticalNet's common stock began to trade publicly) through December 31, 2000. VerticalNet's fiscal year ends on December
31. The graph assumes that you invested $100 at the close of market on February 11, 1999 in VerticalNet common stock and $100 invested at that same time in each of the indexes. The comparison assumes that all dividends, if any, are reinvested. The comparisons in this graph are provided in accordance with Securities and Exchange Commission disclosure requirements and are not intended to forecast or be indicative of the future performance of the common stock.

                         [Stock Performance Line Graph]

----------------------------------------------------------------------------------------------------------------------------------
                          Base
                         Period
                         2/11/99     3/31/99     6/30/99     9/30/99    12/31/99     3/31/00     6/30/00     9/30/00    12/31/00
----------------------------------------------------------------------------------------------------------------------------------
 VERTICALNET              $100       $229.00     $231.48     $163.14     $723.10     $599.65     $325.73     $309.74     $ 58.69
 NASDAQ COMPOSITE
 INDEX                     100        102.32      111.66      114.16      169.16      190.09      164.87      152.68      102.70
 THE STREET.COM
 INTERNET INDEX            100        127.28      122.06      128.14      228.51      219.13      166.63      141.25       59.51

                                 OTHER MATTERS

     As of the date of this proxy statement, the board of directors knows of no business that will be presented for consideration at the annual meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by shareholders, proxies properly completed and returned to VerticalNet will be voted in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in the discretion of the proxy holder.

     A COPY OF VERTICALNET'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, EXCLUDING EXHIBITS, MAY BE OBTAINED BY SHAREHOLDERS WITHOUT CHARGE BY WRITTEN REQUEST ADDRESSED TO: VERTICALNET, INC., 700 DRESHER ROAD, HORSHAM, PENNSYLVANIA 19044, ATTENTION: INVESTOR RELATIONS.

               SHAREHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING

     Any shareholder who intends to present a proposal at the annual meeting in the year 2002 must deliver the proposal to the Secretary of VerticalNet at 700 Dresher Road, Horsham, Pennsylvania 19044:

     - not later than December 13, 2001, if the proposal is submitted for inclusion in our proxy materials for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934; and

     - not later than March 3, 2002, if the proposal is submitted outside the processes of Rule 14a-8 under the Securities and Exchange Act of 1934, in which case we are not required to include the proposal in our proxy materials.

                                          By order of the Board of Directors,

                                          /s/ James W. McKenzie, Jr.
                                          James W. McKenzie, Jr.
                                          Executive Vice President, General
                                          Counsel
                                          and Secretary

April 12, 2001

                                                                       EXHIBIT A

                   VERTICALNET, INC. AUDIT COMMITTEE CHARTER

I. QUARTERLY ACTIVITIES -- GENERAL

     1. Provide an open avenue of communication between the independent auditor and the Board of Directors.

     2. Meet four times per year or more frequently as circumstances require. The Audit Committee may ask members of management or others to attend meetings and provide pertinent information as necessary.

     3. Confirm and assure the independence of the independent auditor.

     4. Inquire of management and the independent auditor about significant risks or exposures and assess the steps management has taken to minimize such risk to the Company.

     5. Consider and review with the independent auditor:

          (a) The adequacy of the Company's internal controls including computerized information system controls and security.

          (b) Related findings and recommendations of the independent auditor together with management's responses.

     6. Consider and review with management and the independent auditor:

          (a) Significant findings during the year, including the status of previous audit recommendations.

          (b) Any difficulties encountered in the course of audit work including any restrictions on the scope of activities or access to required information.

     7. Meet periodically with the independent auditor and management in separate executive sessions to discuss any matters that the Audit Committee or the independent auditor believes should be discussed privately with the Audit Committee.

     8. Report periodically to the Board of Directors on significant results of the foregoing activities.

II. QUARTERLY ACTIVITIES -- RE: REPORTING SPECIFIC POLICIES

     1. Advise financial management and the independent auditor that they are expected to provide a timely analysis of significant current financial reporting issues and practices.

     2. Provide that financial management and the independent auditor discuss with the Audit Committee their qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be adopted by the Company and, particularly, about the degree of aggressiveness or conservatism of its accounting principles and underlying estimates.

     3. Inquire as to the independent auditor's views about whether management's choices of accounting principles are conservative, moderate, or aggressive from the perspective of income, asset, and liability recognition, and whether those principles are common practices or are minority practices.

     4. Determine, as regards to new transactions or events, the independent auditor's reasoning for the appropriateness of the accounting principles and disclosure practices adopted by management.

     5. Assure that the independent auditor's reasoning is described in determining the appropriateness of changes in accounting principles and disclosure practices, if applicable.

     6. Inquire as to the independent auditor's views about how the Company's choices of accounting principles and disclosure practices may affect shareholders and public views and attitudes about the Company.

III. SCHEDULED ACTIVITIES

     1. Recommend the selection of the independent auditor for approval by the Board of Directors, review and approve the compensation of the independent auditor, and review and approve the discharge of the independent auditor.

     2. Review with management and the independent auditor the results of annual audits and related comments as deemed appropriate including:

          (a) The independent auditor's audit of the Company's annual financial statements, accompanying footnotes and its report thereon.

          (b) Any significant changes required in the independent auditor's audit plans.

          (c) Any difficulties or disputes with management encountered during the course of the audit.

          (d) Other matters related to the conduct of the audit, which are to be communicated to the Audit Committee under Generally Accepted Auditing Standards.

     3. Assure that the independent auditor's reasoning is described in accepting or questioning significant estimates by management.

     4. Review and update the Audit Committee's Charter annually.

IV. "WHEN NECESSARY" ACTIVITIES

     1. Review periodically with general counsel legal and regulatory matters that may have a material impact on the Company's financial statements, compliance policies and programs.

     2. Conduct or authorize investigations into any matters within the Audit Committee's scope of responsibilities. The Audit Committee shall be empowered to retain independent counsel and other professionals to assist in the conduct of any investigation.

                                ADMISSION TICKET
                   FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
                               VERTICALNET, INC.

                                   TO BE HELD

                                       ON
                     MAY 15, 2001 AT 9:00 A.M., LOCAL TIME
                                       AT
                             WILLIAMSON RESTAURANT
                              500 BLAIR MILL ROAD
                               HORSHAM, PA 19044

     Attendance at the annual meeting is limited to shareholders as of the record date, or their duly appointed proxies. In some instances, we may allow members of shareholders' immediate families to attend the annual meeting. However, space at the annual meeting is limited, so we reserve the right to restrict the number of attendees in our discretion. Shareholders may register at the door on the day of the meeting by showing this Admission Ticket as proof of ownership of VerticalNet shares and valid picture identification.

     If you plan to attend the annual meeting, registering in advance will expedite your entry into the meeting. You may call VerticalNet's Investor Relations group at 215-315-3367 to pre-register your attendance. When pre-registering, you will be asked to provide your account number listed on top of the reverse side of this Admission Ticket. PLEASE NOTE THAT, EVEN IF YOU REGISTER IN ADVANCE, VALID PICTURE IDENTIFICATION AND THIS ADMISSION TICKET WILL STILL BE REQUIRED FOR ADMISSION TO THE MEETING. ADDITIONALLY, ANY PROXY YOU APPOINT MUST ALSO PRESENT LEGALLY SUFFICIENT EVIDENCE OF THEIR APPOINTMENT IN ORDER TO GAIN ADMISSION TO THE MEETING.
--------------------------------------------------------------------------------

                            ELECTRONIC DISTRIBUTION

If you would like to receive future VerticalNet proxy statements and annual reports electronically, please visit http://www.investpower.com. Please refer to the company number and account number on top of the reverse side of this card.
 -------------------------------------------------------------------------------
PROXY                                                                      PROXY

                PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS OF

                               VERTICALNET, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Please sign and date this proxy, and indicate your vote, on the back of this card. Please return this card in the enclosed envelope as soon as possible. Your vote is important.

When you sign and return this proxy card, you:

     - Appoint Michael J. Hagan and Gene S. Godick, and each of them (or any substitutes they may appoint to take their place), as proxies to vote your shares as you have instructed on the reverse side of this card, at the annual meeting to be held on May 15, 2001 and at any adjournments or postponements of the meeting;

     - Authorize the proxies to vote, in their discretion, upon any other business properly presented at the meeting; and

     - Revoke any previous proxy you may have signed.

IF YOU DO NOT SPECIFY HOW YOU WISH TO VOTE, THE PROXIES WILL VOTE FOR EACH NOMINEE AND IN THEIR DISCRETION AS TO ANY OTHER MATTER PROPERLY PRESENTED AT THE MEETING.

           (Continued and to be Signed and Dated on the Reverse Side)

                       ANNUAL MEETING OF SHAREHOLDERS OF
                               VERTICALNET, INC.

                                  MAY 15, 2001

CO. #__________________                       ACCT.#__________________


                           PROXY VOTING INSTRUCTIONS

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. VerticalNet encourages you to use either of these cost-effective and convenient ways of voting.

TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)
Please call toll-free 1-800-PROXIES (1-800-776-9437) at any time and follow the instructions. Have your control number and the proxy card available when you call.

TO VOTE BY INTERNET AT ANY TIME
Please access the web page at www.voteproxy.com and follow the on-screen instructions. Have your control number available when you access the web page.

TO VOTE BY MAIL
Please date, sign and mail your proxy card in the envelope provided as soon as possible. If you vote by telephone or the Internet, please do not mail your proxy card.

YOUR CONTROL NUMBER IS

                Please Detach and Mail in the Envelope Provided
 -------------------------------------------------------------------------------

[X] PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NO. 1.

1. ELECTION OF DIRECTORS

 FOR ALL NOMINEES LISTED    WITHHOLD AUTHORITY FOR ALL  Nominees: Jeffrey C. Ballowe
   AT RIGHT (EXCEPT AS       NOMINEES LISTED AT RIGHT               Michael J. Hagan
        INDICATED
     TO THE CONTRARY)                  [ ]
           [ ]

* To withhold authority to vote for any individual nominee, write the nominee's name on the space provided below:

------------------------------------------

2. OTHER MATTERS
   IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND AT ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING.

SIGNATURE __________________  _________________________ DATE ____________, 2001

                              SIGNATURE IF HELD JOINTLY


NOTE: PLEASE DATE THIS PROXY AND SIGN EXACTLY AS YOUR NAME APPEARS ON THIS CARD. Include your title if you are signing as an attorney, executor, administrator, trustee or guardian, or on behalf of a corporation or partnership. All joint owners must sign.